Q2’FY22 Earnings Call January 26, 2022

Proprietary and Confidential Property of Accuray Safe Harbor Statement   Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding fiscal 2022 full-year adjusted EBITDA and revenue; our positioning and strategy for accelerating revenue and market share; expectations regarding operating expenses, including investment in R&D; expectations regarding market growth rates and market trends; expectations regarding new product enhancements or offerings and partnerships; expectations related to our joint-venture in China, including our ability to drive additional growth and market share in China; our ability to expand addressable markets; and our ability to capitalize on operating leverage to drive greater profits and cash flows. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: the effects of the COVID-19 pandemic on our business, financial condition, results of operations or cash flows; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to realize the expected benefits of the joint-venture and other partnerships; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2021, and as updated periodically with our other filings with the SEC.    Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.   Non-GAAP Financial Measures   This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix.   There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.   Medical Advice Disclaimer   Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.      Forward-looking statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing.

Executive Summary Q2’FY22 Strong revenue performance with 19% Q2 Y/Y revenue growth Q2 ending backlog at $581M with 13% Q2 Y/Y order growth 3% net installed base growth Q2 Y/Y to drive future recurring service and upgrade revenues Revenue growing faster than operating expenses on a percentage basis while continuing momentum with R&D investments Revised FY22 full year revenue guidance to the range of $420M to $430M and adjusted EBITDA guidance to the range of $15M to $20M1 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slide 11 , 12, and 13 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Our Vision: To EXPAND the CURATIVE POWER of RADIATION THERAPY to improve as many lives as possible Broader treatment options Beyond oncology Global patient access Enable advanced treatments Survival, long term outcomes Quality of life Precision technology  Superior patient experience Partnerships  Focused resources Expertise Best in class

Strategy for Accelerating Momentum Financial model designed to both invest as well as grow the top line Reposition for Success Enhanced leadership team Established China joint-venture  Introduced artificial intelligence (AI)-driven Synchrony® technology Reset cost structure to increase operating leverage FY18 - FY19 Transform Culture and Begin Innovation Driven Growth Redefined vision and strategic roadmap High impact product introduction Executed China type-A revenue ramp  Continued to build out our global infrastructure and operations Restructured debt to allow for growth FY20 - FY21 Accelerate Growth Consistent cadence of new products and partnerships Drive additional growth and share in China market Expand addressable markets and drive further market share gain Capitalize on operating leverage to drive greater profits and cash flows FY22+ Plan

Accuray Systems: Differentiated Solutions

ACCURAY

Radixact® System

TomoTherapy® System



Ultimate
IMRT/SBRT Workhorse

Personalized
Universal
Fast

CyberKnife®

S7™ **System**



Dedicated Whole Body
SRS/SBRT System

Tracking, Gating-free, ITV-free
Precise
Speed

Accuray Precision®

Treatment Planning System



Connectivity to the
RT Department

Efficient
Integrated
Automated

Proprietary and Confidential Property of Accuray 6

AMS 26% 1H Y/Y1 EIMEA 2% 1H Y/Y1 APAC 66% 1H Y/Y1 JAPAN 25% 1H Y/Y1 1 Percentages above are calculated using actual dollars for Orders. 2 MarketsAndMarkets RADIOTHERAPY MARKET - GLOBAL FORECAST 2021-2026 Gross Order Performance by Region in 1H’FY22 Four (4) Accuray business regions and strategies    +23% 1H Y/Y1 WW MARKET +4.2%2 CAGR 2021-2026

Q2’FY22 Financials Strong financial performance Gross orders $85M 13% Revenues $116M 19% Product $61M 45% Service $55M 0% Op. Expenses $38.6M 18% R&D $14.7M 23% SG&A $23.9M 16% Adj. EBITDA 1 $6.8M (49%) KEY FINANCIAL METRICS $M Q2 Y/Y Highlights New product innovation driving order momentum Record fiscal second quarter revenue in Company history  FY22 full year revenue guidance revised to the range of $420M to $430M FY22 full year adjusted EBITDA revised to the range of $15M to $20M1 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slide 11 , 12, and 13 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

In Summary 1H Momentum in Orders and Revenue Strongest Product Portfolio and Pipeline in Company’s History Multiple Growth Catalysts and Global Commercial Execution Strengthened Leadership Team and Operational Foundation Positioned for Accelerated Revenue Growth and Market Share Gains

Thank you

GAAP to Adjusted EBITDA Q2 FY2022 and Q2 FY2021 Actual Reconciliation of Net Income to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K GAAP net income Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Three Months Ended December 31 Three Months Ended December 31 2020 2021 $ $ $ $ 179 1,422 2,695 2,070 480 6,846 4,769 1,663 2,364 4,430 287 13,513

GAAP to Adjusted EBITDA 1H FY2022 and 1H FY2021 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Six Months Ended December 31 Six Months Ended December 31 2020 2021 $ $ $ $ (849) 2,841 5,211 4,106 911 12,220 5,171 3,313 4,608 8,823 631 22,546

GAAP to Adjusted EBITDA FY22 Guidance Guidance Reconciliation of Net loss to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K GAAP net loss Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Twelve Months Ended Projection for June 30, 2022 Low $ $ $ $ (12,000) 6,100 10,600 8,300 2,000 15,000 (7,000) 6,100 10,600 8,300 2,000 20,000 High